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                                                                   Exhibit 23



                     Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-34834) pertaining to the FlexCare Plus Retirement Savings Plan of MagneTek, Inc. of our report dated September 21, 2000, with respect to the financial statements and schedule of the MagneTek FlexCare Plus Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended March 31, 2000.

                                             Ernst & Young LLP



Nashville, Tennessee
September 21, 2000